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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 22, 2002, included in DMC Stratex Network, Inc.'s Annual Report, incorporated by reference in the Form 10-K for the year ended March 31, 2002.



/s/ Arthur Andersen LLP


San Jose, California
May 14, 2002